# SpatiaLight, Inc.

Nasdaq: HDTV

Company Overview

July 19, 2006

# Safe Harbor Statement

This presentation includes forward-looking statements that reflect SpatiaLight's current expectations about its future results, performance, prospects and opportunities. SpatiaLight has tried to identify these forward- looking statements by using words and phrases such as "may," "will," "expects," "anticipates," "believes," "intends," "estimates," "plan," "should," "typical," "preliminary," "we are confident" or similar expressions.

These forward-looking statements are based on information currently available to SpatiaLight and are subject to a number of risks, uncertainties and other factors that could cause SpatiaLight's actual results, performance, prospects or opportunities in the remainder of 2006 and beyond to differ materially from those expressed in, or implied by these forward-looking statements.

These risks and uncertainties are outlined in the company's filings with the U. S. Securities and Exchange Commission, including its most recent reports on Form 10-K/A and Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they were made.

SpatiaLight does not undertake any duty to update these forward-looking statements, or any other information provided in this presentation, unless required by law.

# Agenda

- Purpose of Meeting
- SpatiaLight History
- Management Team
- LCoS Technology and its Competition
- The Market, our Present Position, our Future
- Our Manufacturing Status
- SLK Photo Tour
- Organizational Issues
- Future Direction
- Key Points

# Purpose of Meeting

- Company felt it was ready to go to market with LG Electronics over 1 year ago.
- Delayed due to new demanding specification requests.
- Small financings repeatedly done in expectation of resolving specification related issues.
- Company now seeking investment for expected mass production ramp up and other growth needs.

# SpatiaLight History

1989 - SpatiaLight incorporated in New York (Kodak spin-off)
1992 - SpatiaLight IPO
1996 - Began focus on LCoS microdisplays
2000 - Completed initial LCoS R & D and began product trials
2002 - Introduced 1280 x 960p High Definition LCoS display, the "T-1"
2003 - Announced joint development venture with LG Electronics
2004 - Introduced 1920 x 1080p High Definition LCoS display, the "T-3"
2004 - July: LG Electronics contract for the development of a line of 1080p LCoS Televisions for worldwide, mass market distribution in 2005.
2004 - Announced groundbreaking for SpatiaLight Korea
2005 - January: Announced acquisition of assets from Philips Electronics LCoS MicroDisplay Systems, which includes production line equipment for LCoS imagers
2005 - March: SpatiaLight Korea opens

# LCOS Technology and Competition

# SpatiaLight LCoS Microdisplays

## imagEngine™


SILICON
Indium Tin Oxide
Alignment Layer
Liquid Crystal
Anti-Reflective Coating
Cover Glass
Silicon
Mount
Flex

- Standard CMOS Wafer (.35 µm)
- Proprietary IP Manufacturing Process
- 1920 x 1080p Pixel Array
- .73" Diagonal
- Analog Drive
- VAN mode LC
- 2500:1 typical display contrast (4um cell)

# What is LCoS's Competition?

**LCoS is one of three types of microdisplays (MDs) now used in rear projection televisions (RPTVs)**

- ✓ **Microdisplays replace Cathode Ray tubes**
- ✓ **They offer much smaller and lighter TVs at equivalent screen sizes**
- ✓ **Additionally, with the advent of HDTV, MD RPTVs are seeing a tremendous market size growth and potential.**

## The other two MicroDisplay types:

1. **DLP** : Digital Light Processor
   - Invented and sold exclusively by Texas Instruments
   - Single panel (chip) solution in television
2. **LCD** : LCD on High-Temperature Polysilicon
   - Originally invented by Seiko-Epson
   - Transmissive (rather than reflective) microdisplay

# Unprecedented Picture Quality

**LCoS has the same high contrast as DLP**
**but with smoother color gradation and much more vivid color.**



LCD
(Contrast under 1000:1)



LCoS / DLP
(Contrast over 2000:1)

**Low light scene reproduction is excellent.**



LCD/DLP



LCoS

# Film-Like Picture - No Screen Door Effect

**Due to device processing differences,**
**LCoS has the smallest inter-pixel gap**





**LCD** **DLP** **LCoS**





**This offers smooth continuous film like pictures**

# No Color Break-up (Rainbow Effect)

## LCoS does not have the color break-up problem that many complain about in DLP




Light Path
Green
Red LCoS Panel
Green LCoS Panel
Blue LCoS Panel

**DLP uses one panel ( chip) only**:
Need to display 3 times -one time per color- **(frame sequential color)**

**Advantage:** component cost

**Drawbacks :** lower brightness,
color break-up
other picture artifacts.

**LCoS and LCD process the 3 colors separately**
Needs 3 panels ( **parallel color)**

**Advantages:** better picture for moving objects
low light scenes.

**Drawback :** component cost

SpatiaLight® Microdisplays

# LCoS is the Superior Technology

| | DLP | LCD | LCOS |
|---|---|---|---|
| True 1920x1080p | ○ | ○ | ● |
| Contrast | ● | ○ | ● |
| Brightness | ○ | ○ | ● |
| Accurate Color Reproduction | ◗ | ● | ● |
| Screen Door Effect | ● | ○ | ● |
| Color Break-up | ○ | ● | ● |

○ = poor ◗ = average ● = excellent

# The Market
# Our Present Position
# Our Future

# Market Validation

- **1080p LCOS delivers the best performance/cost to the consumer** for large screen sizes TVs, when compared to both :
  - other RPTV technologies
  - flat panel displays (LCD or Plasma)

- **The market has validated the 1080p LCOS superiority** :
  - SONY success in marketplace with SXRD product rapidly becoming the best selling RPTV models.
  - Consumer Reports article listing SONY 60" and JVC 61" 1080p LCOS based RPTV models as the best performance products and recommended buys in spite of higher pricing compared to DLP and HTPS models.

- **SpatiaLight expects that LGE and other potential customers to participate in this success** :
  - using our **OEM solution**
  - versus the vertically integrated SONY and JVC solutions

# Competitive Position

- **Comparison and reverse engineering :**

  SONY 60" SXRD ⬅versus➡ LGE 71"TV (with SL imagers)

  - **Light output** of LGE set ~30%+ greater
  - LGE **color depth and detail appearance** superior
  - Similar sequential **contrast ratios** (up to ~10,000/1 with dynamically apertured systems)
  - SONY **response time** slightly faster

**Overall : SL/LGE solution performance is fully comparable to / or better than SONY**

SpatiaLight® Microdisplays

# Potential Customer Overview

## Our announcements:

- SL previously announced working with a Taiwanese Light Engine designer/manufacturer, **ThinTek Optronics**.
- **ThinTek** (Taiwan) :
  - current business model is to license design for manufacture
  - works with a company in mainland China, **KHD**.
- **KHD** (China):
  - business model is to assemble Light Engines and TV's utilizing LCoS technology only.
  - Sell as OEM to other brand names.

# Potential Customer Overview

## Present situation:

**After multiple meetings with ThinTek and KHD and visits :**

- **Engine Assembly line in place**: good facilities and clean room environment
- **Initial TV set assembly line is state of art** :
  - ✓ stop-flow conveyorized system
  - ✓ capable of substantial production volume (over 100,000 per year)
- Funding from Chinese Government for LCOS has enabled them to construct additional **buildings for major expansion** (eventual capacity of over 2 Million LCOS TVs/year).
- **Initial pilot runs currently underway at KHD** with support of ThinTek and SL representatives
- **KHD taking steps to enter the market** by :
  - ✓ dealing with other TV sellers
  - ✓ Licensing other brands to allow direct access to US retail

➡ **Purchase order not secured but** making very good progress ….
…with potential sales this year.

# Manufacturing Status

# Manufacturing Status

- **MANUFACTURING TRANSFER**
  - Phase 3 manufacturing transfer to SLK (Wafer Scale Processing) completed February 2006
  - Enables SLK to perform the complete production processes from incoming wafer inspection to imager set test and packing
- **STAFFING**
  - Personnel : currently about 100
  - Additional personnel planned consistently with production growth (up to current facility limit of about 225)
  - Upgrading staff (plant manager, additional engineering management) either complete or well underway
- **QUALITY INSURANCE**
  - SLK Plant has received initial ISO-9001 certification (Quality Assurance System).
  - SLK has undergone full SOX audit process: issues have been identified and disclosed, and are being addressed.

# Production Ramp

- **Initial production stage** *(~first 2,500 imager sets to LGE)* :
  ➨ 100% product test
  - in order to clearly establish production statistics
  - Bottleneck to deliveries to LGE to less than 1000 sets/month
- **Sampling phase** anticipated soon (September) :
  production capacity (~3,000 to 4,000 sets per month)
- **Expected production rates growth**
  (with new cell pump-out station)
  - to several thousand sets/month by the end of the year
  - to 10,000+ sets early 2007
- **Future growth** past the nominal plant capacity (25,000 sets/month)
  - Will be dealt consistently with actual market demand

# SLK Photo Tour

- *A brief exposure to the SLK facility*

# Laminate Fabrication


Inspection
Coating
Dispense
Lamination
UV Cure/Bake
Wick

# KLA-Tencor Wafer Laser Scanner



# Leica Wafer Microscope



# Coating Chamber



SpatiaLight Microdisplays

# Dispense and Lamination



# Cell Separation


Wafer Saw
Bake
Glass Scribe
Singulation (break)

# Wafer Saws



# LC Fill and Plug


Cell Pump Out
Cell Bake
LC Fill
Plug
Sunbond
Probe Test
Plug Augment

# LC Fill Chamber



# Optical Probe Testing



# Imager Assembly


Inspection
Mounting
Flex Attach
VCOM Wire
WB Preclean
Wire Bonding
Encapsulation

# Mounting and Wirebonding



SpatiaLight Microdisplays

# Production Test


Cell Test
Sticking Test
Set Color Match

# OQC/Pack&Ship


Sample Testing
Final Clean and Pack
Data Collection

# Final Clean and Pack



# Organizational Issues

**To address the evolving needs of our organization in anticipation of significant growth two key changes are underway:**

- We have decided to **hire a full time CFO** for the organization. We have begun the search for the right person to fill that key role:
  - ✓ overall responsibility for financial transactions and reporting
  - ✓ investor relations activities
- The former **plant manager for SLK** did a good job in building the plant and in the initial facilitation and staffing.
  - ✓ Today, we consider that much stronger skills in high tech and semiconductor related manufacturing are needed for this function
  - ✓ We have been conducting a search for this position we are now down to the final two candidates and expect a finalization soon.

# Future Directions

- **Expand business with LG**
- **Bring on New Customers (China and Japan)**
- **New Products**
  - Reduced system cost for rear and front projection via smaller size imagers
  - Near To Eye (NTE) products for personal mobile electronics and 3D

# Key Points

- **Past year was very challenging but … we succeeded in :**
  - Establishing a **Manufacturing Capability**
  - Finalizing our **Product definition**
    *(despite increasingly difficult and changing specifications by customer)*
  - **LG our customer shipping products** to the Australian marketplace
  - **LCOS 1080p recognized as the superior format** for large screen TV in terms of performance/cost.

- **Execution going forward critical :**
  - **Establishing supply chain capability and viability**
  - **Recognizing organizational needs for success, including bolstering upper-level management**

**SpatiaLight is now positioned for success !**